Exhibit 99.1

FORTRESS BIOTECH REPORTS FINANCIAL RESULTS FOR THE SECOND QUARTER 2015 ENDED

JUNE 30, 2015

New York, NY – August 10, 2015 – Fortress Biotech, Inc. (NASDAQ: FBIO) announces its financial results for the second quarter ended June 30, 2015.

“This was another exciting quarter as we continued to make progress on executing our business plan of becoming a diversified biopharmaceutical company with a robust pipeline of products and multiple potential revenue streams,” said Dr. Lindsay A. Rosenwald, Fortress Biotech’s Chairman, President and CEO. “Our plan is to continue to develop and commercialize the products that we have acquired either within Fortress, or through our Fortress Companies. We operate in a robust market and we will seek licensing, partnerships, joint ventures and outside financings to support our research and development programs in 2015 and beyond.”

During the second quarter and the subsequent few weeks, Fortress Biotech secured a licensing agreement through Altamira Bio, a subsidiary focused on the clinical development and commercialization of therapies for orphan/rare diseases. Altamira Bio acquired from New Zealand Pharmaceuticals Ltd (NZP), a license and Cooperative Research and Development Agreements (CRADAs) from the National Institutes of Health (NIH) for the development of oral N-acetyl-D-mannosamine (ManNAc), a key compound in the sialic acid biosynthetic pathway, for the treatment of hyposialylation disorders such as HIBM (GNE Myopathy) and nephropathies. The Cooperative Research and Development Agreements from the NIH include the National Human Genome Research Institute (NHGRI), National Center for Advancing Translational Sciences (NCATS) and National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK).

Financial Highlights:

•	At June 30, 2015, Fortress Biotech’s net cash and marketable securities totaled $61.0 million compared to $68.9 million at March 31, 2015 and $69.8 million at December 31, 2014, a decrease of $7.9 million for the quarter and a decrease of $8.8 million year-to-date; this total excludes restricted cash of $14.6 million.
•	License acquisitions totaled $1.5 million and $9.0 million for the three and six months ended June 30, 2015, respectively.
•	Research and development expenses were $2.4 million and $4.1 million for the three and six months ended June 30, 2015, respectively.
•	General and administrative expenses were $3.8 million and $7.3 million for the three and six months ended June 30, 2015, respectively.
•	Quarterly net loss was $6.2 million and $18.2 million, or $0.16 and $0.47 per share, for the three and six months ended June 30, 2015 respectively, compared to a quarterly net loss of $4.7 million and $12.1 million, or $0.13 and $0.34 per share for the three and six months ended June 30, 2014, respectively.

About Fortress Biotech

Fortress Biotech, Inc. (“Fortress” or “the Company”) is a biopharmaceutical company dedicated to acquiring, developing and commercializing novel pharmaceutical and biotechnology products. Fortress plans to develop and commercialize products both within Fortress and within subsidiary companies, also known as Fortress Companies.  In addition to its internal development programs, the Company will leverage its biopharmaceutical business expertise and drug development capabilities to help the Fortress Companies achieve their goals.  Additionally, the Company will provide funding and management services to each of the Fortress Companies and, from time to time, the Company and the Fortress Companies will seek licensing, partnerships, joint ventures and/or public and private financings to accelerate and provide additional funding to support their research and development programs. For more information, visit www.fortressbiotech.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; our dependence on third-party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Contact:

Lucy Lu, MD, Executive Vice President & Chief Financial Officer

Fortress Biotech, Inc.

781-652-4525; ir@fortressbiotech.com

FORTRESS BIOTECH, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

($ in thousands)

	June 30,	December 31,
	2015	2014
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$41,037	$49,759
Marketable securities, at fair value	20,000	20,002
Prepaid expenses and other current assets	997	702
Total current assets	62,034	70,463

Property and equipment, net	90	52
Restricted cash	14,586	14,586
Long-term investments, at fair value	5,567	4,160
Intangible asset - license	1,250	-
Other assets	172	64
Total assets	$83,699	$89,325

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$583	$366
Interest payable	26	28
Accrued expenses	4,386	3,683
Total current liabilities	4,995	4,077

Notes payable, long-term, net (net of debt discount of $777 and $6 at June 30, 2015 and December 31, 2014, respectively)	23,232	14,003
Other long-term liabilities	264	722
Total liabilities	28,491	18,802

Commitments and contingencies

Stockholders' equity
Convertible Preferred stock, $.001 par value, 129,767 Series C shares authorized, 0 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	-	-
Common Stock, $.001 par value, 100,000,000 shares authorized, 46,833,715 and 46,494,034 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	47	46
Additional paid-in-capital	215,793	212,205
Accumulated deficit	(159,959)	(141,728)
Total stockholders' equity attributed to the Company	55,881	70,523

Non-controlling interest	(673)	-
Total stockholders' equity	55,208	70,523
Total liabilities and stockholders' equity	$83,699	$89,325

FORTRESS BIOTECH, INC. AND SUBSIDIARIES

Condensed Consolidated Statement of Operations

($ in thousands except for share and per share amounts)

(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2015	2014	2015	2014
Revenue	$-	$-	$500	$-

Operating expenses
Research and development	2,411	2,377	4,066	6,865
Research and development – licenses acquired	1,548	-	8,987	-
General and administrative	3,803	2,386	7,280	4,481
Total operating expenses	7,762	4,763	20,333	11,346
Loss from operations	(7,762)	(4,763)	(19,833)	(11,346)

Other income (expenses)
Interest income	74	171	156	350
Interest expenses	(352)	(119)	(683)	(1,085)
Change in fair value of investments	1,622	-	1,407	-
Total other income (expenses)	1,344	52	880	(735)
Net loss	(6,418)	(4,711)	(18,953)	(12,081)

Less: net loss attributable to non-controlling interest	243	-	722	-
Net loss attributable to common stockholders	$(6,175)	$(4,711)	$(18,231)	$(12,081)

Basic and diluted net loss per common share	$(0.16)	$(0.13)	$(0.47)	$(0.34)

Weighted average common shares outstanding—basic and diluted	39,119,606	36,005,294	38,848,660	35,953,234